Exhibit 10.34


                         CALIFORNIA WATER SERVICE GROUP
                      STOCK APPRECIATION RIGHT GRANT NOTICE
                              EQUITY INCENTIVE PLAN

California Water Service Group (the "Company"), pursuant to its Equity Incentive Plan (the "Plan"), hereby grants to Participant a stock appreciation right ("SAR") to receive the Appreciation in the value of the number of shares of the Company's Common Stock set forth below ("Shares"). This SAR is subject to all of the terms and conditions as set forth herein and in the SAR Agreement, the Plan and the notice of exercise, all of which are attached hereto and incorporated herein in their entirety.


Participant:
                                  ----------------------------------------------

Date of Grant:
                                  ----------------------------------------------

Vesting Commencement Date:
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Number of Shares Subject to SAR:
                                  ----------------------------------------------

Grant Value per Share:
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Expiration Date:

Vesting Schedule:   [ ]  100%  of  the Shares vest  ___ years  after the Vesting
                         Commencement Date

                    [ ] The Shares vest annually over ___ years after the Vesting Commencement Date

                    [ ] The Shares vest quarterly over ___ years after the Vesting Commencement Date

                    [ ] The Shares vest monthly over ___ years after the Vesting Commencement Date

                    [ ] ___% of the Shares vest on the first anniversary of the Vesting Commencement Date; thereafter, the Shares vest monthly quarterly annually, over ___ years

               Vesting is contingent upon completion of Continuous Service; annual, quarterly or monthly vesting is at an equal rate over the vesting period.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the SAR Agreement, the Plan and the notice of exercise. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the SAR Agreement, the Plan and the notice of exercise set forth the entire understanding between Participant and the Company regarding the SAR regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) SARs previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:        -----------------------------------

                                  -----------------------------------



CALIFORNIA WATER SERVICE GROUP                          PARTICIPANT:


By:
   --------------------------------           --------------------------------
       Signature                                         Signature

Title:                                   Date:
   --------------------------------           --------------------------------


Date:
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ATTACHMENTS:  Stock  Appreciation  Right  Agreement,  Equity  Incentive Plan and
Notice of Exercise